UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2016 (August 31, 2016)
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________
Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway, Suite 1350 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 980-6200
(Registrant’s telephone number, including area code)

  _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Fourth Amendment to Credit Agreement
On August 31, 2016, Hi-Crush Partners LP (the "Partnership") entered into a Fourth Amendment (the “Fourth Amendment”) by and among the Partnership, ZB, N.A. DBA Amegy Bank, as administrative agent, and the lenders named therein, amending its Amended and Restated Credit Agreement, dated April 28, 2014, as amended (the “Credit Agreement”). Pursuant to the terms of the Fourth Amendment, the lenders agreed to amend the Credit Agreement to, among other things, permit the acquisition by the Partnership of all of the outstanding membership interests in Hi-Crush Blair LLC (“Blair”).
The foregoing description is qualified in its entirety by reference to the full and complete text of the Fourth Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Second Amendment to Registration Rights Agreement
On August 31, 2016, the Partnership entered into the Second Amendment to Registration Rights Agreement (the “RRA Amendment”) by and between the Partnership and Hi-Crush Proppants LLC (“Proppants”). Pursuant to the RRA Amendment, the definition of “Registrable Securities” set forth in the Registration Rights Agreement, dated August 20, 2012, by and between the Partnership and Proppants was revised to incorporate common units representing limited partner interests issued pursuant to the Contribution Agreement (as defined below).
The foregoing description is qualified in its entirety by reference to the full and complete text of the RRA Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.2.

Item 2.01.	Completion of Acquisition or Disposition of Assets
On August 31, 2016, the Partnership completed its previously announced acquisition of all of the outstanding membership interests in Blair from Proppants in exchange for (i) cash consideration of $75 million, (ii) 7,053,292 common units representing limited partnership interests in the Partnership (the “Common Units”) and (iii) up to $10 million of contingent earnout consideration, pursuant to the terms of the Contribution Agreement, dated August 9, 2016, between the Partnership and Proppants (the “Contribution Agreement”). Blair has 1,285-acres of Northern White reserves, with a plant processing capacity of approximately 2.86 million tons of 20/100 frac sand per year.
As of August 31, 2016, Proppants owned all of the incentive distribution rights, 20,693,643 common units and wholly owns Hi-Crush GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”). Certain individuals, including officers and directors of Proppants, Blair and the General Partner serve as officers and/or directors of one or more of such entities.
The Conflicts Committee (the “Conflicts Committee”) of the Board of Directors of the General Partner approved the transactions contemplated by the Contribution Agreement (the “Transactions”). The Conflicts Committee, composed of independent members of the Board of Directors of the General Partner, retained independent legal and financial advisors to assist it in evaluating and negotiating the Transactions. In approving the terms of the Contribution Agreement, the Conflicts Committee based its decision in part on an opinion from its independent financial advisor that the consideration to be paid by the Partnership in connection with the Transactions is fair, from a financial point of view, to the Partnership and common unitholders of the Partnership other than the General Partner.
The foregoing description of the Contribution Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Contribution Agreement.

Item 2.02. Results of Operations and Financial Condition
The information required by this item is included in Item 8.01 and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.
The description in Item 2.01 above is incorporated in this Item 3.02 by reference. The Common Units were issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01. Results of Operations and Financial Condition
On August 10, 2016, the Partnership filed with the Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K (the "Initial 8-K") disclosing that the Partnership had entered into the Contribution Agreement with Proppants to acquire all of the outstanding membership interests in Blair from Proppants. The Initial 8-K included the financial statements of Blair and the pro forma financial information giving effect to the acquisition of Blair required by Items 9.01(a) and 9.01(b) of Form 8-K.
Due to Proppants' control of the Partnership through its ownership and control, the acquisition of all of the outstanding membership interests in Blair is considered a transfer of net assets between entities under common control. As such, the Partnership is required to recast its financial statements to include the activities of Blair as of the date of common control. Exhibits 99.1, 99.2 and 99.3, included in this Current Report on Form 8-K, give retroactive effect to the acquisition of Blair as if the Partnership had owned Blair since Blair's inception on July 31, 2014.
The Partnership’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 23, 2016 (the "2015 Form 10-K"), its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 (the "March 31, 2016 Form 10-Q"), filed with the SEC on April 28, 2016 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 (the "June 30, 2016 Form 10-Q"), filed with the SEC on August 2, 2016 are hereby recast by this Current Report on Form 8-K as follows:

•	2015 Form 10-K (Exhibit 99.1)

◦	The Selected Financial Data included herein Exhibit 99.1 supersedes Part II, Item 6 of the 2015 Form 10-K

◦	The Management's Discussion and Analysis of Financial Condition and Results of Operations included herein Exhibit 99.1 supersedes Part II, Item 7 of the 2015 Form 10-K

◦	The Financial Statements and Supplementary Data included herein supersedes Part II, Item 8 of the 2015 Form 10-K

•	March 31, 2016 Form 10-Q (Exhibit 99.2)

◦	The Financial Statements included herein Exhibit 99.2 supersedes Part I, Item 1 of the March 31, 2016 Form 10-Q

◦	The Management's Discussion and Analysis of Financial Condition and Results of Operations included herein Exhibit 99.2 supersedes Part I, Item II of the March 31, 2016 Form 10-Q

•	June 30, 2016 Form 10-Q (Exhibit 99.3)

◦	The Financial Statements included herein Exhibit 99.3 supersedes Part I, Item 1 of the June 30, 2016 Form 10-Q

◦	The Management's Discussion and Analysis of Financial Condition and Results of Operations included herein Exhibit 99.3 supersedes Part I, Item II of the June 30, 2016 Form 10-Q
There have been no revisions or updates to any other sections of the 2015 Form 10-K, the March 31, 2016 Form 10-Q and the June 30, 2016 Form 10-Q, other than the revisions noted above. This Current Report on Form 8-K should be read in conjunction with the 2015 Form 10-K and the March 31, 2016 Form 10-Q and the June 30, 2016 Form 10-Q, and any references herein to Items 6, 7 and 8 under Part II of the 2015 Form 10-K refer to Exhibit 99.1, any references herein to Items 1 and 2 under Part I of the March 31, 2016 Form 10-Q refer to Exhibit 99.2 and any references herein to Items 1 and 2 under Part I of the June 30, 2016 Form 10-Q refer to Exhibit 99.3. As of the date of this Current Report on Form 8-K, future references to the Partnership’s historical financial statements should be made to this Current Report as well as future quarterly and annual reports on Form 10-Q and Form 10-K, respectively.
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Fourth Amendment, dated August 31, 2016, by and among Hi-Crush Partners LP, as borrower, ZB, N.A. DBA Amegy Bank, as administrative agent, and the lenders named therein.

10.2	Second Amendment to Registration Rights Agreement, dated August 31, 2016, by and between Hi-Crush Partners LP and Hi-Crush Proppants LLC.

23.1	Consent of PricewaterhouseCoopers LLP

99.1
Audited consolidated financial statements of Hi-Crush Partners LP as of and for the year ended December 31, 2015 and 2014, including the notes thereto and the reports of the independent registered public accounting firm thereon

99.2
Unaudited condensed consolidated financial statements of Hi-Crush Partners LP as of March 31, 2016 and December 31, 2015, and for the three months ended March 31, 2016 and 2015, including notes thereto

99.3
Unaudited condensed consolidated financial statements of Hi-Crush Partners LP as of June 30, 2016 and December 31, 2015, and for the three and six months ended June 30, 2016 and 2015, including notes thereto

101	The financial statements and notes thereto included in this Current Report on Form 8-K of Hi-Crush Partners LP formatted in eXtensible Business Reporting Language (XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

		By:	Hi-Crush GP LLC, its general partner

Date:	September 6, 2016	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Fourth Amendment, dated August 31, 2016, by and among Hi-Crush Partners LP, as borrower, ZB, N.A. DBA Amegy Bank, as administrative agent, and the lenders named therein.

10.2	Second Amendment to Registration Rights Agreement, dated August 31, 2016, by and between Hi-Crush Partners LP and Hi-Crush Proppants LLC.

23.1	Consent of PricewaterhouseCoopers LLP

99.1
Audited consolidated financial statements of Hi-Crush Partners LP as of and for the year ended December 31, 2015 and 2014, including the notes thereto and the reports of the independent registered public accounting firm thereon

99.2
Unaudited condensed consolidated financial statements of Hi-Crush Partners LP as of March 31, 2016 and December 31, 2015, and for the three months ended March 31, 2016 and 2015, including notes thereto

99.3
Unaudited condensed consolidated financial statements of Hi-Crush Partners LP as of June 30, 2016 and December 31, 2015, and for the three and six months ended June 30, 2016 and 2015, including notes thereto

101	The financial statements and notes thereto included in this Current Report on Form 8-K of Hi-Crush Partners LP formatted in eXtensible Business Reporting Language (XBRL)